Exhibit 10.2

THIS SECURED DEBENTURE AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

SECURED DEBENTURE

DYNAMIC LEISURE CORPORATION

Secured Convertible Debenture

June ___, 2007

No. ___	US$700,000

This Secured Debenture (the “Debenture”) is issued on June __, 2007 (the “Closing Date”) by Dynamic Leisure Corp., a Minnesota corporation (the “Company”), to Trafalgar Capital Specialized Investment Fund, Luxembourg (together with its permitted successors and assigns, the “Holder”) pursuant to exemptions from registration under the Securities Act of 1933, as amended.

ARTICLE I.

Section 1.01                                     Principal and Interest. For value received, the Company hereby promises to pay to the order of the Holder on June 29, 2009 in lawful money of the United States of America and in immediately available funds the principal sum of Seven Hundred Thousand U.S. Dollars (US$700,000) together with interest on the unpaid principal of this Debenture at the following rate: (a) twelve percent (12%) per annum compounded monthly from the date hereof until the date the registration statement (the “Registration Statement”) which shall be filed, pursuant to the Investor Registration Rights Agreement dated the date hereof, with the United States Securities and Exchange Commission (“SEC”) is declared Effective by the SEC and (c) nine and one-half percent (9.5%) per annum compounded monthly from the date the SEC declares the Registration Statement Effective until paid. Interest shall be computed on the basis of a 360-day year and the actual days elapsed and the Holder shall deduct the first two (2) interest payments at each Closing (as defined in the Securities Purchase

Agreement). At the Company’s option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on the second (2nd) year anniversary from the date hereof or (b) converted in accordance with Section 1.02 herein provided, however, that in no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion.

Section 1.02                                     Optional Conversion. The Holder is entitled, at its option, to convert, and sell on the same day or at any subsequent time, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the “Conversion Shares”) of the Company’s common stock, par value US$.01 per share (“Common Stock”), at the price per share (the “Conversion Price”) equal to: the lesser of (a) an amount equal to one hundred percent (100%) of the Volume Weighted Average Price (“VWAP”) as quoted by Bloomberg L.P. (the “Fixed Price”) as of the date hereof, or (b) an amount equal to eighty percent (80%) of the lowest daily closing bid price of the Company’s Common Stock, as quoted by Bloomberg, LP, for the five (5) trading days immediately preceding the Conversion Date (as defined herein). Subparagraphs (a) and (b) above are individually referred to as a “Conversion Price”. As used herein, “Principal Market” shall mean The National Association of Securities Dealers Inc.’s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price and/or the VWAP shall mean, the reported Closing Bid Price or the VWAP for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit ”A” to this Debenture, with appropriate insertions (the “Conversion Notice”), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the “Conversion Date”) shall be deemed to be the date set forth in the Conversion Notice. Within three (3) days of receipt of a Conversion Notice from the Holder, the Company may redeem any conversion for cash in lieu of issuing the Conversion Shares at using the Redemption Amount. Buyer agrees not to convert in excess of fifty thousand dollars ($50,000) per week (the “Conversion Cap”) unless otherwise agreed to by the Company or if the Common Stock, as quoted by Bloomberg, LP, trades at a price equal or more than one hundred twenty five percent (125%) of the Fixed Price.

Section 1.03                                   Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall file a preliminary proxy statement with the Securities and Exchange Commission within ten (10) business day after such occurrence and shall call and hold a special meeting of its stockholders as soon as practicable after such occurrence for the sole purpose of increasing the number of authorized shares of Common Stock.

Section 1.04                                   Right of Redemption. The Company at its option shall have the right to redeem in cash or stock, with three (3) business days advance written notice (the “Redemption Notice”), any portion, or all, of the outstanding Debenture, provided that the Common Stock is trading below the Fixed Price. The redemption price shall be one hundred twenty percent (120%) of the amount redeemed including accrued interest (the “Redemption Amount”). The Company shall deliver to the Holder the Redemption Amount on the third (3rd) business day after the date of the Redemption Notice.

Section 1.05                                   Mandatory Redemption. Following the twelve month anniversary of the First Closing (as defined in the Securities Purchase Agreement), the Company shall redeem this Debenture using a straight line amortization at a rate of five percent per month of the outstanding principal balance on this Debenture at the applicable Redemption Amount, plus any accrued interest. The Company may make such redemptions in cash or registered shares of the Company’s Common Shares. Notwithstanding the foregoing, should the Company’s Common Stock share price be greater than twenty-five percent (25%) above the Fixed Price, the Company shall be obligated to deliver shares (not cash) using the Fixed Price in its calculation for purposes of effecting its Redemption. Additionally, should the Company be listed on an exchange other than the OTCBB and should the Company raise in excess of $2,500,000 or its equivalent, the Company shall redeem the Debentures as provided for herein. The Investor shall not convert under the terms of Section 1.02 hereof if the Company is making its payments in accordance with this Section, except if the Company’s share price is above the Fixed Price. Should the Company fail to Redeem as per the schedule set forth in this Section, the Investor shall, subject to the Conversion Caps, be free to convert the Debentures as set forth herein.

Section 1.06                                   Interest Payments. The interest so payable will be paid monthly beginning on the first month following the First Closing (the “Interest Payment Date”) to the person in whose name this Debenture is registered. Holder shall deduct the first two (2) interest payments at the First Closing and shall deduct the next two (2) interest payments due on the date of the subsequent Closings from the subsequent Closing on the then outstanding balance. At the time such interest is payable, the Holder, in its sole discretion, may elect to receive the interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

Section 1.07                                   Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days’ written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

Section 1.08                                     Secured Nature of Debenture. This Debenture is secured by all of the assets and property of the Company as set forth on Exhibit A to the Security Agreement dated the date hereof between the Company and the Holder (the “Security Agreement”). As set forth in the Security Agreement, Holder’s security interest shall terminate upon the occurrence of an Expiration Event as defined in the Security Agreement.

Section 1.08                                       Currency Exchange Rate Protections.

(a)       “Closing Date Exchange Rate” means the Euro to US dollar spot exchange rate as quoted in the London edition of the Financial Times on the Closing Date.

(b)       “Repayment Exchange Rate” means in relation to each date of a Conversion Notice or date of a Redemption Notice, the Euro to US dollar spot exchange rate as quoted by in the London edition of the Financial Times on such date.

(c)       If on the date of any Conversion Notice or Redemption Notice, the Repayment Exchange Rate is less than the Closing Date Exchange Rate then the number of Shares to be issued shall be increased by the same percentage as results from dividing the Closing Date Exchange Rate by the relevant Repayment Exchange Rate. By way of example, if the number of Shares to be issued in respect of a particular Conversion Notice or Redemption Notice would, but for this Section 1.08, be 1,000 and if the Closing Date Exchange Rate is 1.80 and the relevant Repayment Exchange Rate is 1.75, then 1,029 Shares will be issued in relation to that Conversion Notice or Redemption Notice, as the case may be.

(d)       If on the Repayment Date or any Interest Repayment Date, the Cash Payment Date Exchange Rate, as defined below is less than the Closing Date Exchange Rate then the amount of cash required to satisfy the amounts due at such time shall be increased by the same percentage as results from dividing the Closing Date Exchange Rate by the relevant Cash Payment Date Exchange Rate. “Cash Payment Date Exchange Rate” means in relation to each Repayment Date or Interest Repayment Date the Euro to US dollar spot exchange rate as quoted in the London edition of the Financial Times on such date. By way of example, if the amount of cash required to repay all amounts due on such date would, but for this Section 1.08, be $1,000 and if the Closing Date Exchange Rate is 1.80 and the relevant Repayment Date Exchange Rate is 1.75 then the amount of cash from the Cash Payment required to repay all amounts due on such date will be $1,028.57.

ARTICLE II.

Section 2.01                                     Amendments and Waiver of Default. The Debenture may not be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

ARTICLE III.

Section 3.01                                   Events of Default. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture; (b) failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions attached to the Securities Purchase Agreement; (c) after the Registration Statement has been declared effective, failure by the Company’s transfer agent to issue freely tradeable Common Stock (including Common Stock tradeable under Rule 144) to the Holder within five (5) days of the Company’s receipt of the attached Notice of Conversion from Holder; (d) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (e) events of bankruptcy or insolvency; (f) a breach by the Company of its obligations under the Securities Purchase Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof or (g) any attempts, actions or inactions taken by or under the direction of the Company made with the intention of rescinding, cancelling or modifying in any matter the Irrevocable Transfer Agent Instructions executed on the date hereof. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement dated the date hereof between the Company and Trafalgar Capital Specialized Investment Fund, Luxembourg (the “Securities Purchase Agreement”), convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein.

Section 3.02                                   Failure to Issue Unrestricted Common Stock. As indicated in Article III Section 3.01, a breach by the Company of its obligations under the Securities Purchase Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of the Debentures together with accrued interest thereon or, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, to convert all amounts outstanding under the Debentures together with accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. The Company acknowledges that failure to honor a Notice of Conversion except as set forth herein, shall cause irreparable harm to the Holder.

ARTICLE IV.

Section 4.01                                   Re-issuance of Debenture. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

ARTICLE V.

Section 5.01                                   Anti-dilution. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

Section 5.02                                   Consent of Holder to Sell Capital Stock or Grant Security Interests. Except for the Securities Purchase Agreement dated the date hereof between the Company and Trafalgar Capital Specialized Investment Fund, Luxembourg, so long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock’s bid price value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Company, or (iv) file any registration statement on Form S-8.

ARTICLE VI.

Section 6.01                                   Notice. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:	Dynamic Leisure Corp.
5680 West Cypress Street
Tampa, FL 33607
Attention: Mr. Dan Brandano, CEO
Telephone
Facsimile:

With a copy to:	Crone Rozynko LLP
101 Montgomery Street
Suite 1950
San Francisco CA 94104-4154
Attn: Alisande M. Rozynko, Partner
Telephone: (415) 955-8900
Facsimile: (415) 955-8910

If to the Holder:	Trafalgar Capital Specialized Investment Fund
8-10 Rue Mathias Hardt
BP 3023
L-1030 Luxembourg
Attention: Andrew Garai, Chairman of the Board of
Facsimile: 011-44-207-405-0161 and
001-786-323-1651

With a copy to:	James G. Dodrill II, P.A.
5800 Hamilton Way
Boca Raton, FL 33496
Attention: James Dodrill, Esq.
Telephone: (561) 862-0529
Facsimile: (561) 892-7787

Section 6.02                                   Governing Law. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of Florida without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the Southern District of the State of Florida or the state courts of the State of Florida sitting in Broward County, Florida in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

Section 6.03                                   Severability. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

Section 6.04                                   Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

Section 6.05                                   Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

DYNAMIC LEISURE CORP.

By: ____________________
Name: Dan Brandano
Title: CEO

EXHIBIT “A”

NOTICE OF CONVERSION

(To be executed by the Holder in order to Convert the Debenture)

TO:

The undersigned hereby irrevocably elects to convert US$ _______________________ of the principal amount of the above Debenture into Shares of Common Stock of Dynamic Leisure Corp., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:	_____________________________________________________
Applicable Conversion Price:	_____________________________________________________
Signature:	_____________________________________________________
Name:	_____________________________________________________
Address:	_____________________________________________________
Amount to be converted:	US$ _________________________________________________
Amount of Debenture unconverted:	US$ _________________________________________________
Conversion Price per share:	US$ _________________________________________________
Number of shares of Common Stock to be issued:	_____________________________________________________
Please issue the shares of Common Stock in the following name and to the following address:	_____________________________________________________
Issue to:	_____________________________________________________
Authorized Signature:	_____________________________________________________
Name:	_____________________________________________________
Title:	_____________________________________________________
Phone Number:	_____________________________________________________
Broker DTC Participant Code:	_____________________________________________________
Account Number:	_____________________________________________________

A-1